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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 22, 2003

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                                NetRatings, Inc.
             (Exact name of registrant as specified in its charter)


   Delaware                        0-27907                       77-0461990
(State or other            (Commission File Number)            (IRS Employer
jurisdiction of                                              Identification No.)
 incorporation)

         890 Hillview Court, Suite 300                   95035
                Milpitas, California                   (Zip Code)
     (Address of principal executive offices)

                                 (408) 941-2900
              (Registrant's telephone number, including area code)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

EXHIBIT          DESCRIPTION
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99.1             Press Release of NetRatings, Inc., dated December 22, 2003.


Item 9.  Regulation FD Disclosure.

     On December 22, 2003, NetRatings, Inc. issued a press release announcing its acquisition of a majority interest in Red Sheriff Limited for approximately $12 million in cash. The press release is attached hereto as Exhibit 99.1.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NETRATINGS, INC.

Date:  December 22, 2003                   By: /s/ Todd Sloan
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                                           Todd Sloan
                                           Executive Vice President of Corporate
                                           Development, Chief Financial Officer
                                           and Secretary

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                                 EXHIBIT INDEX
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EXHIBIT          DESCRIPTION
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99.1             Press Release of NetRatings, Inc., dated December 22, 2003.

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